EX.99.Q

                        FLAG INVESTORS SERIES FUNDS, INC.

                                POWER OF ATTORNEY
                                -----------------

      KNOW ALL PERSONS BY THESE PRESENTS, that, Richard R. Burt, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Series Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                        /s/ Richard R. Burt
                                        -------------------
                                        Richard R. Burt


Date:  December 19, 2000

      FLAG INVESTORS SERIES FUNDS, INC.

                                POWER OF ATTORNEY
                                -----------------

      KNOW ALL PERSONS BY THESE PRESENTS, that, Joseph R. Hardiman, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Series Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                        /s/ Joseph R. Hardiman
                                        ----------------------
                                        Joseph R. Hardiman


Date:  December 19, 2000

                        FLAG INVESTORS SERIES FUNDS, INC.

                                POWER OF ATTORNEY
                                -----------------

      KNOW ALL PERSONS BY THESE PRESENTS, that, Louis E. Levy, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Series Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                        /s/ Louis E. Levy
                                        -----------------
                                        Louis E. Levy


Date:  December 19, 2000

                        FLAG INVESTORS SERIES FUNDS, INC.

                                POWER OF ATTORNEY
                                -----------------

      KNOW ALL PERSONS BY THESE PRESENTS, that, Eugene J. McDonald, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Series Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                        /s/ Eugene J. McDonald
                                        ----------------------
                                        Eugene J. McDonald


Date:  December 19, 2000

                        FLAG INVESTORS SERIES FUNDS, INC.

                                POWER OF ATTORNEY
                                -----------------

      KNOW ALL PERSONS BY THESE PRESENTS, that, Truman T. Semans, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Series Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                        /s/ Truman T. Semans
                                        --------------------
                                        Truman T. Semans


Date:  December 19, 2000

                        FLAG INVESTORS SERIES FUNDS, INC.

                                POWER OF ATTORNEY
                                -----------------

      KNOW ALL PERSONS BY THESE PRESENTS, that, Carl W. Vogt, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Series Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                        /s/ Carl W. Vogt
                                        ----------------
                                        Carl W. Vogt


Date:  December 19, 2000

      FLAG INVESTORS SERIES FUNDS, INC.

                                POWER OF ATTORNEY
                                -----------------

      KNOW ALL PERSONS BY THESE PRESENTS, that, Robert H. Wadsworth, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Series Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                        /s/ Robert H. Wadsworth
                                        -----------------------
                                        Robert H. Wadsworth


Date:  December 19, 2000

      FLAG INVESTORS SERIES FUNDS, INC.

                                POWER OF ATTORNEY
                                -----------------

      KNOW ALL PERSONS BY THESE PRESENTS, that, Charles A. Rizzo, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Series Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Treasurer of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                        /s/ Charles A. Rizzo
                                        --------------------
                                        Charles A. Rizzo


Date:  December 19, 2000

      FLAG INVESTORS SERIES FUNDS, INC.

                                POWER OF ATTORNEY
                                -----------------

      KNOW ALL PERSONS BY THESE PRESENTS, that, Rebecca W. Rimel, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Series Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.


                                        /s/ Rebecca W. Rimel
                                        --------------------
                                        Rebecca W. Rimel


Date:  December 19, 2000

                        FLAG INVESTORS SERIES FUNDS, INC.

                                POWER OF ATTORNEY
                                -----------------

      KNOW ALL PERSONS BY THESE PRESENTS, that, Richard T. Hale, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Series Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as President and Director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                        /s/ Richard T. Hale
                                        -------------------
                                        Richard T. Hale


Date:  December 19, 2000

                                POWER OF ATTORNEY

      This Power of Attorney will be contingent upon the election of the Trustee nominees at the Special Shareholder Meetings to be held in September and October 1999.

      The undersigned Trustees and officers, as indicated respectively below, of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, and BT Advisor Funds (each, a "Trust") and Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio, Intermediate Tax Free Portfolio, and BT Investment Portfolios (each, a "Portfolio Trust") each hereby constitutes and appoints the Secretary, each Assistant Secretary and each authorized signatory of each Trust and each Portfolio Trust, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by a Trust or a Portfolio Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or Portfolio Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revokes any Powers of Attorney previously granted with respect to any Trust or Portfolio Trust concerning the filings and actions described herein.